PERFORMANCE GUARANTY OF CINERGY SOLUTIONS HOLDING COMPANY, INC.

         This  Performance  Guaranty,  dated as of November 28, 2000, is made by
Cinergy   Solutions   Holding  Company,   Inc.,  a  Delaware   corporation  (the
"Guarantor"), for the benefit of:

the counterparties to the ESCROW AGREEMENT dated as of the 28th day of November, 2000, by and among Bernard J. Zahren, Finova Mezzanine Capital Corp., AJG Financial Services, Inc., Environmental Opportunities Fund, Environmental Opportunities Fund Cayman, Frederic Rose, M&R Associates, Martin F. Laughlin, Richard C. Augustine and Michael J. Carolan, and their heirs, successors and assigns (each a "Major Shareholder" of ZAHREN ALTERNATIVE POWER CORPORATION, a Delaware corporation ("Zapco")), the Vice-President, General Counsel of AJG Financial Services, Inc., as agent for the Major Shareholders (the "Major Shareholder Agent,") U.S. Energy Systems, Inc., a Delaware corporation ("USE"), and USE Acquisition Corp. a Delaware corporation ("USAC"), Cinergy Energy Solutions, Inc., a Delaware corporation and indirect, wholly-owned subsidiary of Guarantor ("CES"), and Tannenbaum Helpern Syracuse & Hirschtritt LLP having an office at 900 Third Ave., New York, New York, 10022 (the "Escrow Agent");

the counterparties to the STOCKHOLDERS' AND VOTING AGREEMENT, entered into as of November 28, 2000, among USE, the stockholders of USE who are signatories thereto, the Major Shareholders, and Cinergy Solutions, Inc. ("CSI");

the counterparties to the INDEMNIFICATION AGREEMENT dated as of November 28, 2000, by and among ZAPCO, the Major Shareholders, the Major Shareholder Agent, USE, USAC, and CES (the "First Indemnification Agreement");

the counterparties to the INDEMNIFICATION AGREEMENT dated as of November 28, 2000, by and among USE, USAC, and CES (the "Second Indemnification Agreement");

the counterparties to the SUBSCRIPTION AGREEMENT made and entered into as of the 28th day of November, 2000, between and among CES, USE and USAC;

the counterparties to the STOCKHOLDERS AGREEMENT dated as of November 28, 2000, by and among USAC, USE, and CES;

the counterparties of the TERMINATION FEE AGREEMENT dated as of November 28, 2000, by and among USE, CES and ZAPCO;

The ESCROW AGREEMENT, the STOCKHOLDERS' AND VOTING AGREEMENT, the First Indemnification Agreement, the Second Indemnification Agreement, the SUBSCRIPTION AGREEMENT, the STOCKHOLDERS AGREEMENT, and the TERMINATION FEE AGREEMENT are collectively referred to herein as the "Agreements."

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

The counterparties to each of the Agreements are collectively referred to herein as the "Counterparties," and individually as the "Counterparty." CES and CSI are individually referred to herein as the "Cinergy Party," and collectively referred to herein as the "Cinergy Parties."

         WHEREAS, the Counterparties have entered into or will be entering into the Agreements with CES.

         NOW, THEREFORE, in consideration of, and as an inducement for, the Counterparties entering into the Agreements, the Guarantor hereby covenants and agrees as follows:

1.       GUARANTY OF OBLIGATIONS

The Guarantor hereby unconditionally and irrevocably guarantees to the Counterparties, the due and punctual performance of, and compliance with: (i) the obligation to make the Contingent Merger Payment of the Merger Sub (as such terms is defined in the AGREEMENT AND PLAN OF REORGANIZATION AND MERGER, dated as of November 28, 2000 (the "Merger Agreement")); provided, however, that the Guarantor's obligations with respect to the Contingent Merger Payment shall not exceed 37.5% of (a) the Contingent Merger Payment less (b) any reduction to the contingent merger payment pursuant to the Indemnification Agreement; (ii) all obligations, covenants, terms and conditions to be performed or complied with by the Cinergy Parties, pursuant to the Agreements (the obligation of the Merger Sub to the make the Contingent Merger Payment, and all obligations of the Cinergy Parties under the Agreements being referred to collectively herein as the "Obligations"). Such guaranty will not terminate until the Obligations have been performed in full by the Merger Sub and the Cinergy Parties or performance has been waived by all of the Counterparties.

2.       OBLIGATIONS ABSOLUTE

The obligations of the Guarantor hereunder are primary and not as surety only, and the Guarantor expressly waives any legal obligation, duty or necessity for the Counterparties to proceed first against the the Merger Sub or such Cinergy Party as appropriate or to exhaust any remedy it may have against the Merger Sub or such Cinergy Party as appropriate, provided, however, that the Counterparties agree that they will not proceed to enforce this guaranty directly against the Guarantor until after first making written demand for performance on the Merger Sub or such Cinergy Party as appropriate, unless such written demand would violate the automatic stay applicable to the Merger Sub or such Cinergy Party as appropriate pursuant to any bankruptcy proceeding relating to such Merger Sub or such Cinergy Party as appropriate.

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

Upon the failure by either the Merger Sub or a Cinergy Party to fulfill any of their respective Obligations, the Guarantor shall forthwith assume such
Obligations. The Obligations of the Guarantor hereunder: (a) shall not be extinguished as a result of any change in the existence, structure or ownership of the Merger Sub or either Cinergy Party; (b) shall continue to be effective or be reinstated, as the case may be, if, at any time, any of the Merger Subs's or Cinergy Parties' payments must be restored or returned by the Counterparties to the Merger Sub or either Cinergy Party or its successors or to a custodian, receiver or a trustee in bankruptcy as a result of any insolvency, bankruptcy as a result of any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Merger Sub or either Cinergy Party or its assets; and
(c) shall not be extinguished by any assignment by the Merger Sub or either Cinergy Party of any Agreements to an Affiliate of the Merger Sub or either Cinergy Party.

The obligations of the Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim the Guarantor, the Merger Sub, or the Cinergy Parties may have against the Counterparties or any of their affiliates, except for those arising under the Merger Agreement or the Agreements, and shall remain in full force and effect until all Obligations of the Merger Sub, and the Cinergy Parties have been performed in full, without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition, except as set forth herein. All of the Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty.

3.       REPRESENTATIONS AND WARRANTIES OF GUARANTOR

The Guarantor hereby covenants, represents and warrants to the Counterparties as follows:

a. The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full corporate power to enter into this Guaranty and to perform its obligations hereunder.

b. The execution, delivery and performance by the Guarantor of this Guaranty are within the corporate power of the Guarantor and have been duly authorized by all necessary corporate action of the Guarantor.

c. The execution, delivery and performance by the Guarantor of this Guaranty does not and will not conflict with or violate any law, judgment, order or decree binding on the Guarantor or the Certificate of Incorporation or Bylaws of the Guarantor or any contract or agreement to which the Guarantor is a party or by which it is bound.

d. No additional consent of any person, and no notice to, filing or registration with, or authorization, consent or approval of, any governmental, regulatory or self-regulatory agency is necessary or required to be made or obtained by the Guarantor in connection with the execution and delivery by the Guarantor of this Guaranty or the performance by the Guarantor of its obligations hereunder.

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

e. This Guaranty constitutes a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

f. There is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending or, to the knowledge or the Guarantor, proposed or threatened against the Guarantor or relating to the business, assets or properties of the Guarantor which, if adversely determined, would materially and adversely affect the ability of the Guarantor to perform its obligations hereunder.

4.       NOTICES

All notices and other communications about this Guaranty must be in writing, must be given by facsimile, hand delivery or overnight courier service and must be addressed or directed to the Counterparties at such addresses as indicated on Exhibit A attached hereto or other such address as they shall supply from time to time to the Guarantor, and to the Guarantor as follows:

         Cinergy  Solutions Holding Company, Inc.
         139 East Fourth Street
         Cincinnati, Ohio  45202
         Attention:  Treasurer
         Tel:  513-287-3852
         Fax:  513-287-2749

         With a copy to:

         Cinergy Corp.

         139 East Fourth Street
         25 Atrium II
         Cincinnati, Ohio  45202
         Attention:  Douglas C. Taylor
         Tel:  513-287-2929
         Fax:  513-287-3810

Notices are effective when actually received by the party to which they are given, as evidenced by facsimile transmission report, written acknowledgment or affidavit of hand delivery or courier receipt.

5.       MISCELLANEOUS

This Guaranty shall be governed by and construed in accordance with the laws of the State of Ohio without regard to the conflicts of law provisions thereof. To

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

the extent permitted by applicable law, the Guarantor hereby waives any provision of law that renders any provision hereof invalid, prohibited or unenforceable in any respect and agrees that if any provision of this Guaranty is invalid, prohibited or unenforceable in any jurisdiction such invalidity, prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

6.       SUCCESSORS AND ASSIGNS

All rights under this Guaranty shall inure to the benefit of the successors and assigns of the Counterparties. The Guarantor may not assign or delegate its obligations hereunder without the express written consent of each of the Counterparties.

7.       NO WAIVER OR AMENDMENT

No failure to exercise and no delay in exercising, on the part of the Counterparties, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive or any rights or remedies provided by law. No provision of this Guaranty shall be waived, amended or supplemented except by a written instrument executed by the Guarantorand each of the Counterparties.

8.       ENTIRE AGREEMENT

This Guaranty is the entire and only agreement between the Guarantor and the Counterparties with respect to the guaranty of Obligations arising out of the Merger Agreement and the Agreements. All representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby.



[THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK.]

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


         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered as of the date first written above.

                               Cinergy Solutions Holding Company, Inc.




                               By: /s/ Lisa D. Gamblin
                               ------------------------

                               Name: Lisa D. Gamblin______________

                               Its:  Treasurer______________________


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



                                                                 EXHIBIT A

                          COUNTERPARTY ADDRESS LISTING


The counterparties to the ESCROW AGREEMENT:

A.  The Zapco Major Shareholders:

Bernard J. Zahren
40 Tower Lane
Avon, CT  06001
Tel:  860.678.7537
Fax:  860.677.6054

Finova Mezzanine Capital Corp.
500 Church Street
Suite 200
Nashville, TN  37219
Attn:  Angela Garcia
Tel:  615.252.4594
Fax:  615.726.1208

AJG Financial Services, Inc.
Gallagher Centre
Two Pierce Place
Itasca, IL  60143-3141
Attn:  Mark P. Strauch
Tel:  630.285.3493
Fax:  630.285.4272

Environmental Opportunities Fund
126 East 56th Street/24th Floor
New York, NY  10022
Tel:  212.752.0064
Fax:  212.419.3950

Environmental Opportunities Fund Cayman
126 East 56th Street/24th Floor
New York, NY  10022
Tel:  212.752.0064
Fax:  212.419.3950

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

Frederic Rose
72 Clare Rose Blvd.
Patchogue, NY 11772
Tel:  631.475.1840
Fax:  631.475.1837

M&R  Associates
72 Clare Rose Blvd.
Patchogue, NY 11772
Tel:  631.475.1840
Fax:  631.475.1837

Martin F. Laughlin
40 Tower Lane
Avon, CT  06001
Tel:  806.678.7537
Fax:  860.677.6054

Richard C. Augustine
40 Tower Lane
Avon, CT  06001
Tel:  806.678.7537
Fax:  860.677.6054

Michael J. Carolan
1400 N. Woodward Avenue
#165
Bloomfield Hills, MI  48304
Tel:  248.647.5363
Fax:  248.647.2291

B:   the Major Shareholder Agent:

A.J.G. Financial Services Co., Inc.
c/o Arthur J. Gallagher & Co.
Gallagher Centre
2 Pierce Place
Itasca, Illinois
Fax:  630-285-3473
Attention:  Vice President and General Counsel

C.   U.S. Energy Systems, Inc.
     One North Lexington Avenue, 4th Floor
     White Plains, New York 10601
     Tel:  914-271-1403
     Fax: 914-271-5315
     Attn:  Goran Mornhed, President and Chief Operating Officer

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

D.   USE Acquisition Corp.
     One North Lexington Avenue, 4th Floor
     White Plains, New York 10601
     Tel:  914-271-1403
     Facsimile No.: 914-271-5315
     Attn:  Goran Mornhed, President and Chief Operating Officer

E.       The Escrow Agent:

     Tannenbaum Helpern Syracuse & Hirschtritt LLP
     900 Third Ave.
     New York, New York, 10022
     Tel:  212-508-6711
     Fax:  212-371-1084

The counterparties to the STOCKHOLDERS' AND VOTING AGREEMENT:

A.       U.S. Energy Systems, Inc.
     (see address under ESCROW AGREEMENT above)

B.       The stockholders of USE who are signatories thereto

Howard A. Nevins
c/o American Enviro-Services, LLC
5700 Prospect Drive
Newburgh, IN  47629
Tel:  812-858-3151
Fax:  812-858-3155

Lawrence I. Schneider
c/o U.S. Energy Systems, Inc.
One North Lexington Avenue, 4th Floor
White Plains, NY  10601
Tel:  212-696-4355 x15
Fax:  212-696-1672

Henry Schneider
c/o U.S. Energy Systems, Inc.
One North Lexington Avenue, 4th Floor
White Plains, NY  10601
Tel:  212-696-4355 x 12
Fax:  212-696-1672

Energy Systems Investors, LLC
c/o Lawrence I. Schneider and Henry Schneider
c/o U.S. Energy Systems, Inc.
One North Lexington Avenue, 4th Floor
White Plains, NY  10601

Castlebridge Partners, LLC
900 West Jackson Blvd., Suite 7E
Chicago, IL  60607
Attn:  Ethan G. Kahn

Marathon Capital, LLC
2101 Waukegan Road
Bannockburn, IL  60015
Attn:  Richard Brandt
Tel:  847-405-0615
Fax:  847-405-0618

C.    The Zapco Major Shareholders
     (See Zapco Major Shareholders names and addresses under ESCROW AGREEMENT above.)

The counterparties to the FIRST INDEMNIFICATION AGREEMENT:

A.   Zahren Alternative Power Corporation
     40 Tower Lane
     Avon, CT 06001
     Tel:  860-678-7537
     Fax: 860-677-6054
     Attn: Bernard J. Zahren, President

B.   The Zapco Major Shareholders
     (see names and addresses under ESCROW AGREEMENT above.)

C. The Zapco Major Shareholder Agent (see address under ESCROW AGREEMENT above.)

D.   U.S. Energy Systems, Inc.
     (see address under ESCROW AGREEMENT above.)

E.   USE Acquisition Corp.
     (see address under ESCROW AGREEMENT above.)

The counterparties to the SECOND INDEMNIFICATION AGREEMENT:

A.   U.S. Energy Systems, Inc.
     (see address under ESCROW AGREEMENT above.)

B.   USE Acquisition Corp.
     (see address under ESCROW AGREEMENT above.)

The counterparties to the SUBSCRIPTION AGREEMENT:

A.   U.S. Energy Systems, Inc.
     (see address under ESCROW AGREEMENT above.)

B.   USE Acquisition Corp.
     (see address under ESCROW AGREEMENT above.)

The counterparties to the STOCKHOLDERS AGREEMENT:

A.   USE Acquisition Corp.
     (see address under ESCROW AGREEMENT above.)

B.   U.S. Energy Systems, Inc.
     (see address under ESCROW AGREEMENT above.)

The counterparties of the TERMINATION FEE AGREEMENT:

A.   U.S. Energy Systems, Inc.
     (see address under ESCROW AGREEMENT above.)

B.   Zahren   Alternative   Power   Corporation   (see   address   under   FIRST
     INDEMNIFICATION AGREEMENT.)


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